Exhibit 10.34

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

0503 Approval 2700-00-42

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1 CONTRACT ID CODE N/A | PAGE 1 | OF PAGES 4

2 AMENDMENT/MODIFICATION NO	3 EFFECTIVE DATE	4 REQUISITION/PURCHASE REQ NO	5 PROJECT NO (If applicable)
0005	April 5, 2015		N/A

6 ISSUED BY CODE	7 ADMINISTERED BY (If other than Item 6) CODE N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612	MID RCB-B

8 NAME AND ADDRESS OF CONTRACTOR (No. street, County, State and ZIP Code)

Pfenex, Inc.
10790 Roselle Street
San Diego, CA 92121

CODE | FACILITY CODE

☐	9A AMENDMENT OF SOLICITATION NO
	9B DATED (SEE ITEM 11)
X	10A MODIFICATION OF CONTRACT/ORDER NO HHSN272201200033C
	10B DATED (SEE ITEM 13) 09/27/2012

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12 ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF Mutual Agreement of the Parties
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: The purpose of this modification is to perform an equitable adjustment to the Base Period, extend the period of performance through March 31, 2016, update various articles, and revise Attachment 1, Statement of Work under Section J.

Total Funds Currently Obligated			Total Estimated Amount of Contract		
Cost	Fee	Total	Cost	Fee	Total
[***]					

FUNDED THROUGH DATE: March 31, 2016 <Chanced> COMPLETION DATE: March 31, 2016 <Chanced>

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A NAME AND TITLE OF SIGNER (Type or print)		16A NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Patrick Lucy, Chief Business Officer		Michael P. Welsh Contracting Officer, MID RCB-B, QA, DEA, NIAID, NIH, DHHS	
15B CONTRACTOR/OFFEROR	15C DATE SIGNED	16B UNITED STATES OF AMERICA	16C DATE SIGNED
/s/ Patrick Lucy (Signature of person authorized to sign)	03/31/2015	BY /s/ Michael P. Welsh (Signature of Contracting Officer)	

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE
Prescribed by GSA FAR (48 CFR) 53.243
30-105 Computer Generated
STANDARD FORM 30 (REV. 10-83)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Contract No: HHSN272201200033C	Modification No: 05	Page 2 of 4

The period of performance listed on the face page of the contract (SF-26) in Block I SA is changed as follows: “09/27/201 2 - 05/3 1/2016”

ARTICLE B.2. ESTIMATED COST is modified to read as follows:

a.	The estimated cost of this contract is [***].

b.	The fixed fee of this contract is [***]. The fixed fee shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clauses Listing in Part II, ARTICLE I.1. of this contract.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee for the Base Period and Option 1 is [***].

d. If the Government exercises its option pursuant to the OPTION PROVISIONS Article in SECTION H of this contract, the Government’s total estimated contract amount represented by the sum of the estimated cost plus the fixed fee will be increased as follows:

[***]

e.	Payments shall be made from the PRISM / NBS Line Item Numbers as follows:

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No: HHSN272201200033C	Modification No: 05	Page 3 of 4

f.	Fee Payment Schedule Based on Contract Milestones:

The Contractor shall complete all work in accordance with the Statement of Work and the contract milestones set forth herein. The distribution of the fixed fee shall be paid in installments based on the COR’s written certification regarding the completion of these milestones (Tasks) as follows:

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No: HHSN272201200033C	Modification No: 05	Page 4 of 4

ARTICLE F.1. PERIOD OF PERFORMANCE is revised to read as follows:

a.	The period of performance of this Task Order shall be from September 27, 2012 through May 31, 2016

SECTION J, LIST OF ATTACHMENTS is modified to incorporate a revised Statement of Work as follows:

1. Statement of Work, revised March 27, 2015 (See Attached)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

STATEMENT OF WORK

Base Period

[***]

Pfenex, Inc. 1		Statement of Work - Attachment

Contract No.: HHSN272201200033C	Page 1of 14	March 27, 2015

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.